UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

BAYCOM CORP

(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 476-1800

Not Applicable

(Former name or former address, if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCML	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed by BayCom Corp (“BayCom”) on February 2, 2022, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with Pacific Enterprise Bancorp (“PEB”). Under Item 9.01 of the Original Form 8-K, BayCom stated that (a) the historical financial statements required by Item 9.01 of Form 8-K would be filed as an amendment to the Original Form 8-K not later than 71 days after the date the Original Form 8-K was required to be filed. No modifications have been made to information contained in the Original Form 8-K, and BayCom has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired

The audited consolidated balance sheets of PEB as of December 31, 2020 and 2019, the related audited consolidated statements of earnings, comprehensive income, changes in shareholder’s equity, and cash flows of PEB for the years ended December 31, 2020 and 2019, the notes related thereto and the independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed interim financial statements of PEB as of September 30, 2021 and for the nine months ended September 30, 2021 are attached as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of BayCom and PEB as September 30,

2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020 are attached as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

E
Exhibit No. 23.1 99.1 99.2 99.3

Exhibit Description

Consent of Eide Bailly LLP

Audited consolidated financial statements of PEB Financial Corporation and Subsidiaries as of and for the years ended December 31, 2020 and 2019

(incorporated by reference from BayCom’s Registration Statement on Form S-4, as amended (SEC File No. 333-260336))

Unaudited consolidated financial statements of PEB Financial Corporation and Subsidiaries as of and for the nine months ended September 30, 2021

Unaudited proforma combined financial information as of September 30, 2021 and for the nine months ended September 30, 2021 and year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date: February 14, 2022	/s/ Keary L Colwell
Keary L. Colwell, Senior Executive
Vice President, Chief Financial Officer
(Principal Financial and Accounting
Officer) and Secretary